UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2005
                                                           ---------------------
                                                           (July 14, 2005)
                                                           ---------------------


                                    SYMS CORP
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             (Exact name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or other Jurisdiction of Incorporation)


           1-8546                                       22-2465228
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  (Commission File Number)                    (IRS Employer Identification No.)


        Syms Way, Secaucus, NJ                            07094
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(Address of Principal Executive Offices)                (Zip Code)


                                 (201) 902-9600
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               (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report )

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     On July 14, 2005, at the annual meeting of shareholders of Syms Corp (the "Company"), the shareholders of the Company approved the 2005 Stock Option Plan (the "Plan"), which Plan was adopted by the Board of Directors of the Company on April 7, 2005 subject to shareholder approval. The Plan permits the grant of options, share appreciation rights, restricted shares, restricted share units, performance awards, annual incentive awards, cash-based awards and other share-based awards. Employees, non-employee directors, and third party service providers of the Company who are selected by a committee designated by the Board of Directors of the Company are eligible to participate in the Plan. The maximum number of shares issuable under the Plan is 850,000.

     A copy of the Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Syms Corp 2005 Stock Option Plan (incorporated by reference to Syms Corp's Schedule 14A Proxy Statement, filed with the Securities and Exchange Commission on June 9, 2005).

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SYMS CORP


                                 By: /s/ Antone F. Moreira
                                     ------------------------
                                     Name:  Antone F. Moreira
                                     Title: Vice President, Chief Financial
                                            Officer

Date: July 18, 2005

                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------

99.1 Syms Corp 2005 Stock Option Plan (incorporated by reference to Syms Corp's Schedule 14A Proxy Statement, filed with the Securities and Exchange Commission on June 9, 2005).